UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 14, 2014

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

401 Wilshire Boulevard, Suite 700, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

Item 2.01                                           Completion of Acquisition or Disposition of Assets

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02                                           Unregistered Sales of Equity Securities

On November 14, 2014, The Macerich Company (the “Company”) consummated the acquisition of the entire equity interests of 1700480 Ontario Inc., a corporation existing under the laws of the Province of Ontario (“1700480”) and a wholly-owned subsidiary of Ontario Teachers’ Pension Plan Board (“OTPP”), in two separate joint ventures, Pacific Premier Retail LP (“PPRLP”) and Queens JV LP (“Queens JV”), which together own five super regional malls: Queens Center, Washington Square, Los Cerritos Center, Stonewood Center and Lakewood Center (the “Properties”).  The total consideration was $1.89 billion, consisting of (1) the direct issuance to 1700480 of $1.22 billion of the Company’s capital stock, consisting of 17,140,845 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), at a price of $71 per share, and (2) the assumption of the portion of property-level debt of PPRLP and Queens JV attributable to 1700480’s interest, consisting of $673 million in principal amount allocated among five different loans.

The following is a summary of the Properties and the debt associated with each Property:

		Outstanding Debt (100%)
Asset	Total Center Square footage	Balance	Interest. Rate	Maturity
Queens Center	971,000	$600,000,000	3.65%	1/1/2025
Washington Square	1,443,000	$229,904,000	6.04%	1/1/2016
Los Cerritos Center	1,309,000	$189,498,000	4.50%	7/1/2018
Stonewood Center	935,000	$104,043,000	4.67%	11/1/2017
Lakewood Center	2,066,000	$250,000,000	5.43%	6/1/2015

The Properties are wholly owned indirectly by PPRLP and Queens JV.  Prior to the transaction, 1700480 held equity interests representing a 49.14% limited partnership interest in PPRLP and a 49% limited partnership interest in Queens JV (the “JV Interests”).  Subsidiaries of the Company held the balance of the equity interests in each of PPRLP and Queens JV. Pursuant to a Master Agreement dated November 14, 2014 , by and among PPRLP, Queens JV, 1700480, the Company and certain wholly-owned subsidiaries of the Company (the “Master Agreement”), the JV Interests were acquired by the Company and the Shares were issued to 1700480.  The transaction also included customary pro-rations for income and expenses attributable to the Properties through the closing date.

In connection with the transaction, the Company granted OTPP and its affiliates a limited waiver from the provisions of Article Eighth of the Company’s charter (the “Charter”) that limit the transfer and ownership of shares of Common Stock (the “Ownership Limit”), such that OTPP and its affiliates collectively are permitted to “Beneficially Own” (as defined in the Charter) up to 14.9% of the “Equity Stock” (as defined in the Charter) of the Company subject to agreed-upon limitations, terms and conditions designed to allow the Company to monitor and ensure its compliance with the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a real estate investment trust.  The Shares represent approximately 10.9% of the shares of Common Stock outstanding after the transaction.  Pursuant to the Master Agreement, 1700480 and its affiliates also agreed that if they collectively own (beneficially or of record) more than 9.9% of the outstanding shares of Common Stock, they will cause to be voted in accordance with the recommendations of the Company’s Board of Directors all of shares of Common Stock owned by them in excess of such number of shares that represents 9.9% of the outstanding shares of Common Stock.

The Shares were issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided in Section 4(a)(2) of the Securities Act, based on representations and warranties of 1700480 regarding its acquisition of the Shares for investment and not with a view to distribution and its status as an “accredited investor” (as defined under Rule 501 of Regulation D).  Pursuant to a Registration Rights Agreement dated November 14, 2014 between the Company and 1700480 (the “Registration Rights Agreement”), the Company agreed to file with the Securities and Exchange Commission no later than December 15, 2014, a registration statement under Rule 415 under the Securities Act registering the resale of the Shares by 1700480.

The Company issued a press release on November 17, 2014, announcing the transactions described above and the election of John Sullivan, CEO of The Cadillac Fairview Corporation Limited, a corporation existing under the laws of the Province of Ontario and a wholly-owned subsidiary of OTPP, as a member to the Company’s Board of Directors.

The foregoing summary is not intended to be a full and complete description of the transactions contemplated by the Master Agreement and Registration Rights Agreement and is subject to, and qualified in its entirety by reference to, the full text of the Master Agreement and Registration Rights Agreement, which are included as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired.

The Company intends to file the financial statements relating to the transactions described above under cover of Form 8-K/A with the Commission no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)                                 Pro forma financial information.

The Company intends to furnish pro forma financial information relating to the transactions described in Item 2.01 above under cover of Form 8-K/A with the Commission no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)                                 Exhibits

Exhibit Number	Description
2.1

Master Agreement made and entered into as of November 14, 2014 by and among Pacific Premier Retail LP, a Delaware limited partnership, MACPT LLC, a Delaware limited liability company, Macerich PPR GP LLC, a Delaware limited liability company, Queens JV LP, a Delaware limited partnership, Macerich Queens JV LP, a Delaware limited partnership, Queens JV GP LLC, a Delaware limited liability company, The Macerich Company, a Maryland corporation, and 1700480 Ontario Inc., a corporation existing under the laws of the Province of Ontario.*

10.1	Registration Rights Agreement entered into as of November 14, 2014 by and between The Macerich Company and 1700480 Ontario Inc.

*                 Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementary copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on November 17, 2014.

THE MACERICH COMPANY

By: THOMAS J. LEANSE

/s/ Thomas J. Leanse
Senior Executive Vice President,
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1

Master Agreement made and entered into as of November 14, 2014 by and among Pacific Premier Retail LP, a Delaware limited partnership, MACPT LLC, a Delaware limited liability company, Macerich PPR GP LLC, a Delaware limited liability company, Queens JV LP, a Delaware limited partnership, Macerich Queens JV LP, a Delaware limited partnership, Queens JV GP LLC, a Delaware limited liability company, The Macerich Company, a Maryland corporation, and 1700480 Ontario Inc., a corporation existing under the laws of the Province of Ontario.*

10.1	Registration Rights Agreement entered into as of November 14, 2014 by and between The Macerich Company and 1700480 Ontario Inc.

*                 Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementary copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.